Exhibit 10.34

EXECUTION

SECOND AMENDMENT TO AMENDED AND RESTATED INTERCREDITOR

AND COLLATERAL AGENCY AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT (the “Amendment”) dated as of December 20, 2012 (the “Amendment Effective Date”) is entered into by and among ROYAL BANK OF CANADA, in its capacity as resigning administrative agent and resigning collateral agent under the First Lien Credit Agreement (as defined below), CITIBANK, N.A. in its capacity as successor administrative agent and successor collateral agent under the First Lien Credit Agreement for the First Lien Lenders (as defined below) (in such capacities, with its successors and assigns, the “First Lien Agent”), ROYAL BANK OF CANADA, in its capacity as resigning collateral agent under the Intercreditor Agreement (as defined below), CITIBANK, N.A., in its capacity as successor collateral agent under the Intercreditor Agreement for the Secured Parties (in such capacity, with its successors and assigns, the “Collateral Agent”), POSTROCK ENERGY SERVICES CORPORATION, a Delaware corporation (“PESC”), and POSTROCK MIDCONTINENT PRODUCTION, LLC, a Delaware limited liability company, f/k/a Bluestem Pipeline LLC and successor by merger to Quest Cherokee, LLC (“PMP”; PESC and PMP individually called a “Borrower” and collectively called the “Borrowers”), each of the other undersigned Obligors (as defined below), and BP Energy Company.

RECITALS

A. Royal Bank of Canada, as administrative agent and collateral agent for the First Lien Lenders under the First Lien Credit Agreement, Royal Bank of Canada, as administrative agent and collateral for the Second Lien Lenders, Royal Bank of Canada, in its capacity as collateral agent for the Secured Parties under the Intercreditor Agreement, PESC, PMP, each additional Obligor signatory thereto and BP Corporation North America, Inc. entered into that certain Amended and Restated Intercreditor and Collateral Agency Agreement dated as of September 21, 2010 (the “Intercreditor Agreement”). Capitalized terms used but not defined herein have the meanings given such terms in the Intercreditor Agreement.

B. The Second Lien Obligations were repaid in full effective February 21, 2012. Consequently, in connection with the Intercreditor Agreement there are no longer any Second Lien Secured Parties, Second Lien Lenders, Second Lien Agent, Second Lien Security Documents, Second Liens, Second Lien Documents, Second Lien Collateral or Second Lien Credit Agreement.

C. Pursuant to an Assignment and Amendment dated as of October 9, 2012 (the “First Amendment”), among PESC, BP Corporation North America, Inc., BP Energy Company and Royal Bank of Canada, as collateral agent under the Intercreditor Agreement, BP Corporation North America, Inc. assigned to BP Energy Company all of BP Corporation North America, Inc.’s rights and obligations under (i) its Approved Hedge Counterparty Swap Contract with PESC, (ii) all the Security Documents and (iii) the Intercreditor Agreement (the agreements and documents referred to in clauses (i), (ii) and (iii) collectively, the “Assigned Agreements”) and the Intercreditor Agreement and the Assigned Agreements were amended as set forth therein.

D. The First Lien Credit Agreement has been amended and restated in its entirety pursuant to a Third Amended and Restated Credit Agreement dated the Amendment Effective Date among PMP, PESC, Royal Bank of Canada, as resigning administrative agent and collateral agent, Citibank, N.A., as successor administrative agent and collateral agent and the First Lien Lenders party thereto (the “Third Amended and Restated Credit Agreement”). On and after the Amendment Effective Date, the First Lien Agent is Citibank, N.A.

Second Amendment to Amended and Restated

Intercreditor and Collateral

Agency Agreement

E. The parties hereto have agreed to amend the Intercreditor Agreement to, among other things, (i) recognize Citibank, N.A., as successor Collateral Agent to Royal Bank of Canada, (ii) provide for the waiver of the requirement that a resigning collateral agent give (30) days prior written notice of its resignation to Secured Parties and Borrower, (iii) to reflect the repayment of the Second Lien Obligations, (iv) to reflect the Security Documents in effect as of the Amendment Effective Date and (v) to make certain other amendments to the Intercreditor Agreement.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained and other good and valuable consideration, the existence and sufficiency of which is expressly recognized by all of the parties hereto, the parties agree to amend the Intercreditor Agreement as set forth herein:

ARTICLE I

AMENDMENT

1.1 The parties identified on the first page are amended by deleting the following:

“Among

ROYAL BANK OF CANADA,

as First Lien Agent,

ROYAL BANK OF CANADA,

as Second Lien Agent,

BP CORPORATION NORTH AMERICA INC.,

as Approved Hedge Counterparty

ROYAL BANK OF CANADA,

as Collateral Agent”

and substituting therefor the following:

“Among

CITIBANK, N.A., as successor First Lien Agent to

ROYAL BANK OF CANADA,

as predecessor First Lien Agent,

BP ENERGY COMPANY, as successor to

BP CORPORATION NORTH AMERICA INC.,

as Approved Hedge Counterparty

CITIBANK, N.A., as successor Collateral Agent to

ROYAL BANK OF CANADA,

as predecessor Collateral Agent”

Second Amendment to Amended and Restated Intercreditor and Collateral Agency Agreement

1.2 The introductory paragraph of the Intercreditor Agreement immediately preceding the Recitals is hereby deleted in its entirety and the following is substituted therefor:

“THIS AMENDED AND RESTATED INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT dated as of September 21, 2010 (the “Effective Date”) is entered into by and among ROYAL BANK OF CANADA, in its capacity as administrative and collateral agent (with its successors and assigns including, on and after December 20, 2012, Citibank, N.A., in its capacity as successor administrative agent and successor collateral agent for the First Lien Lenders (as defined below), in its capacity as administrative agent and collateral agent for the Second Lien Lenders (as defined below), and as collateral agent for Secured Parties (as defined below) (with its successors and assigns including, on and after December 20, 2012, Citibank, N.A. in its capacity as successor collateral agent for the Secured Parties, POSTROCK ENERGY SERVICES CORPORATION, a Delaware corporation (“PESC”), and POSTROCK MIDCONTINENT PRODUCTION, LLC, a Delaware limited liability company, f/k/a Bluestem Pipeline LLC and successor by merger to Quest Cherokee, LLC (“PMP”; PESC and PMP individually called a “Borrower” and collectively called the “Borrowers”), each of the other undersigned Obligors (as defined below), and BP ENERGY COMPANY.”

1.3 The following new Recitals H, I and J are hereby added to the Intercreditor Agreement to read in their entirety as follows:

“H. The Second Lien Obligations (as hereafter defined) were repaid in full effective February 21, 2012. Consequently, in connection with this Agreement there are no longer any Second Lien Secured Parties (as hereafter defined), Second Lien Lenders, Second Lien Agent, Second Lien Security Documents (as hereafter defined), Second Liens (as hereafter defined), Second Lien Documents (as hereafter defined), Second Lien Collateral (as hereafter defined) or Second Lien Credit Agreement.”

I. Pursuant to an Assignment and Amendment dated as of October 9, 2012 (the “First Amendment”), among PESC, BP Corporation North America, Inc., BP Energy Company and Royal Bank of Canada, BP Corporation North America, Inc. assigned to BP Energy Company all of BP Corporation North America, Inc.’s rights and obligations under (i) its Approved Hedge Counterparty Swap Contract with PESC, (ii) all the Security Documents (hereafter defined) and (iii) this Agreement (the agreements and documents referred to in clauses (i), (ii) and (iii) collectively, the “Assigned Agreements”) and this Agreement and the Assigned Agreements were amended as set forth therein.

J. The First Lien Credit Agreement has been amended and restated in its entirety pursuant to a Third Amended and Restated Credit Agreement dated December 20, 2012 (the “Amendment Effective Date”) among PMP, PESC, Royal Bank of Canada, as resigning administrative agent and collateral agent, Citibank, N.A., as successor administrative agent and collateral agent and the First Lien Lenders party thereto (the “Third Amended and Restated Credit Agreement”). On and after the Amendment Effective Date, the First Lien Agent is Citibank, N.A.”

1.4 The following definitions are hereby added to Section 1.01 of the Intercreditor Agreement in the proper alphabetical order or, to the extent any such definitions already exist in Section 1.01 of the Intercreditor Agreement, such definitions are hereby amended and restated in their entirety to read as follows:

Second Amendment to Amended and Restated Intercreditor and Collateral Agency Agreement

“Agreement” means this Amended and Restated Intercreditor Agreement, as amended by the First Amendment, Second Amendment and as it may be further supplemented, modified or amended from time to time as permitted herein, which amends and restates in its entirety the Restated Intercreditor Agreement. Any references to the Restated Intercreditor Agreement in any Transaction Document shall refer to this Agreement, as amended.

“Amendment Effective Date” means December 20, 2012.

“Approved Hedge Counterparty” means BP Energy Company, successor to BP Corporation North America Inc., or any of its Affiliates and such other Person as shall meet the requirements specified in the First Lien Credit Agreement and shall have executed a Joinder Agreement.

“Assigned Agreements” has the meaning set forth in Recital I.

“Cash Management Obligations” means, with respect to any Obligor, any obligations of such Obligor owed to the First Lien Agent or any First Lien Lender (or any of their respective Affiliates) in respect of Banking Services.

“Collateral Agent” means Citibank, N.A. and its successors and assigns.

“First Amendment” has the meaning given that term in Recital I.

“First Lien Agent” means Citibank, N.A. and such term includes any successor agent under any First Lien Agreement if the First Lien Credit Agreement is replaced, refunded or refinanced.

“First Lien Credit Agreement” means the Third Amended and Restated Credit Agreement as it may be amended, supplemented, restated or otherwise modified from time to time.

“First Lien Obligation Triggering Event” means (i) the occurrence and continuance of an Event of Default under the First Lien Agreement or any similar provision(s) in any Lender Hedging Agreement, (ii) Collateral Agent shall have received from an Approved Hedge Counterparty written notice (a) that either an event of default or a termination event has occurred and is continuing under one or more of its Approved Hedge Counterparty Swap Contracts, (b) that an early termination date has been designated as a result thereof, (c) that specifies the sum of all unpaid amounts and settlement payments then due as the result of the designation of such early termination date and the amount of interest and other amounts then due and payable by the Obligors in respect thereof, and (d) that the amount set forth in clause (c) has not been paid in full or discharged to the satisfaction of such Approved Hedge Counterparty, or (iii) Collateral Agent shall have received from the First Lien Agent written notice (y) that an “Event of Default” under the First Lien Agreement has occurred and is continuing and (z) that the unpaid principal amount of the notes under the First Lien Agreement and all interest accrued and unpaid thereon have been declared to be then due and payable.

Second Amendment to Amended and Restated Intercreditor and Collateral Agency Agreement

“First Lien Secured Parties” means the First Lien Agent, the First Lien Lenders, each Lender Hedge Provider, each Approved Hedge Counterparty and any other holders of First Lien Obligations, including replacement First Lien Lenders, and Collateral Agent, acting in its capacity as collateral agent for the benefit of First Lien Secured Parties under any Security Document.

“Lender Hedge Provider” means with respect to any Swap Contract of a Borrower, any Person party thereto that was a First Lien Lender or an Affiliate of a First Lien Lender at the time such Swap Contract was entered into.

“Lender Hedging Agreement” means (i) a Swap Contract between a Borrower and a Lender Hedge Provider and (ii) an Approved Hedge Counterparty Swap Contract.

“Obligations” means the First Lien Obligations.

“Obligor” means PostRock Energy Corporation, each Borrower and each direct or indirect Affiliate or shareholder (or equivalent) of a Borrower or any of its Affiliates (other than Constellation Energy Partners Management, LLC, a Delaware limited liability company, and all of its subsidiaries) that is now or hereafter becomes a party to any Security Document.

“PV9” means the present worth of future net income, discounted to present value at the simple interest rate of nine percent (9%) per year.

“Second Amendment” means that Second Amendment to Amended and Restated Intercreditor Agreement dated the Amendment Effective Date among Royal Bank of Canada, in its capacity as resigning administrative agent and resigning collateral agent for the First Lien Lenders, Citibank, N.A., in its capacity as successor administrative agent and successor collateral agent for the First Lien Lenders, Royal Bank of Canada, in its capacity as resigning collateral agent for the Secured Parties, Citibank, N.A., in its capacity as successor collateral agent for the Secured Parties, each First Lien Lender, PESC, PMP, PostRock Energy Corporation, STP Newco, Inc., PostRock Eastern Production, LLC, PostRock Holdco, LLC, and BP Energy Company.

“Secured Parties” means the First Lien Secured Parties.

“Security Documents” means the guaranties, deeds of trust, mortgages, security agreements, pledge agreements, and related financing statements listed on Annex 1, as each may be amended, restated, supplemented or modified in accordance with its terms.

“Third Amended and Restated Credit Agreement” has the meaning given that term in Recital J.

1.5 The words “First Lien Lender Affiliate” and the words “First Lien Lender Affiliates” in Section 4.03(a)(3) are hereby deleted and the words “Lender Hedge Provider” and “Lender Hedge Providers”, respectively, are substituted therefor.

1.6 The proviso in Section 4.06 of the Intercreditor Agreement is hereby deleted and the following is substituted therefor:

Second Amendment to Amended and Restated Intercreditor and Collateral Agency Agreement

“provided, however, no Lender Hedge Provider or Approved Hedge Counterparty shall be obligated to hold in trust, pay over, or share with Collateral Agent or any other party, as applicable, any portion of the proceeds of any letter of credit which has been issued to such Lender Hedge Provider or Approved Hedge Counterparty, as applicable, to remedy an Additional Termination Event (as defined in and in accordance with Part 1(h) of the Schedule to the applicable Lender Hedging Agreement or Approved Hedge Counterparty Swap Contract) or to secure any hedge transaction(s) between an Obligor and Lender Hedge Provider or Approved Hedge Counterparty, as applicable, that exceeds the limitations on Swap Contracts specified in the First Lien Credit Agreement (“Exempt LC”).”

1.7 Section 4.07 of the Intercreditor Agreement is hereby deleted and the following is substituted therefor:

“(a) Collateral Agent may not release any Collateral under any of the First Lien Security Documents prior to the payment in full and termination of the Approved Hedge Counterparty Obligations and the Hedging Obligations, except (i) Collateral destroyed, lost, worn out, damaged or having only salvage value or no longer used or useful in the business in which it is used, (ii) to the extent that one or more Obligors have provided replacement Collateral and (iii) releases of Collateral (A) permitted by Section 7.07 of the First Lien Credit Agreement, and (B) between redeterminations of the Borrowing Base (as defined in the First Lien Credit Agreement) equal to ten percent (10%) or less of the PV9 of the Borrowing Base Oil and Gas Properties (based on the most recent Reserve Report).”

1.8 The second sentence of Section 9.05 of the Intercreditor Agreement is hereby deleted and the following is substituted therefor:

“If any Person desires to become an “Approved Hedge Counterparty” for purposes of this Agreement and the Security Documents, then it shall become a party hereto upon entering into an Approved Hedge Counterparty Swap Contract and delivering to Collateral Agent a Supplement in the form of Annex 3 hereto; provided, Borrowers hereby covenant and agree with each First Lien Secured Party that all Swap Contracts relating to oil and gas cover monthly notional volumes that do not exceed ninety percent (90%) of an Obligor’s forecasted oil and gas production for the next five years from the Amendment Effective Date for each of such Obligor’s crude oil and natural gas properties calculated separately, from proved developed producing reserves (such amount computed on an annual basis and applied to crude oil and natural gas properties calculated separately); provided that the aggregate amount of all such Swap Contracts shall not exceed one hundred percent (100%) of actual oil or gas production, calculated separately, in any given month (or if as a result of a force majeure event the foregoing limitations are breached, then in any given three consecutive month period).”

1.9 The first sentence of Section 10.01 of the Intercreditor Agreement is hereby deleted and the following is substituted therefor:

“Commencing with the Amendment Effective Date, First Lien Agent, on behalf of First Lien Secured Parties and each Approved Hedge Counterparty hereby designate and appoint Citibank, N.A., to act as successor Collateral Agent under the Security Documents, with full power of substitution, as their true and lawful attorney-in-fact with full irrevocable power of attorney in their place and stead and in their name or in the

Second Amendment to Amended and Restated Intercreditor and Collateral Agency Agreement

Collateral Agent’s own name, from time to time, and hereby empower the Collateral Agent to take actions with respect to the enforcement of any Liens granted thereunder and the collection of proceeds following the disposition of any Collateral. First Lien Agent, on behalf of First Lien Secured Parties and each Approved Hedge Counterparty hereby authorize Collateral Agent to take such action on its behalf under the provisions of this Agreement and the Security Documents and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to it hereunder or thereunder or required of Collateral Agent by the terms hereof or thereof and such other powers as are reasonably incidental thereto.”

1.10 The second sentence of Section 10.06 of the Intercreditor Agreement is hereby deleted and the following is substituted therefor:

“As used in this Section 10.06, “pro rata share” means for each First Lien Lender (or Lender Hedge Provider, in the case of Lender Hedging Agreements or an Approved Hedge Counterparty, in the case of an Approved Hedge Counterparty Swap Contract), on any date of determination, that proportion which the First Lien Obligations owed to such First Lien Lender (or Lender Hedge Provider, in the case of Lender Hedging Agreements or an Approved Hedge Counterparty, in the case of an Approved Hedge Counterparty Swap Contract) bears to the total outstanding amount of First Lien Obligations.”

1.10 Annex 1 (Security Documents), Annex 2 (Form of Supplemental amended and Restated Intercreditor and Collateral Agency Agreement) and Annex 3 (Form of Joinder to Amended and Restated Intercreditor and Collateral Agency Agreement) to the Intercreditor Agreement are hereby amended in their entirety by Annex 1, Annex 2 and Annex 3, respectively, attached to this Amendment. Any references in the Intercreditor Agreement to Annex 1, Annex 2 or Annex 3 shall be deemed to refer to Annex 1, Annex 2 or Annex 3, respectively, attached to this Amendment from and after the Amendment Effective Date.

ARTICLE II

RESIGNATION AND APPOINTMENT OF COLLATERAL AGENT

2.1 Pursuant to and in accordance with Section 10.09(a) of the Intercreditor Agreement, effective upon the Amendment Effective Date, (i) Royal Bank of Canada resigns as Collateral Agent under the Intercreditor Agreement and Security Documents, (ii) the Borrowers and the Secured Parties waive the requirement of 30 days’ prior notice of such resignation, (iii) Citibank, N.A., as First Lien Agent effective upon the Amendment Effective Date, hereby appoints Citibank, N.A. as Collateral Agent, (iv) the Borrowers and Secured Parties consent to the appointment of Citibank, N.A. as Collateral Agent under the Intercreditor Agreement and the Security Documents, and (v) Citibank, N.A. accepts its appointment as Collateral Agent, and Royal Bank of Canada is relieved of all duties and obligations as Collateral Agent.

ARTICLE III

MISCELLANEOUS PROVISIONS

3.1 The parties hereto represent and warrant that they have all requisite power to, and have been duly authorized to, enter into this Amendment.

3.2 This Amendment shall be construed in accordance with and governed by the law of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than the State of New York are governed by the laws of such jurisdiction.

Second Amendment to Amended and Restated Intercreditor and Collateral Agency Agreement

3.3 Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

3.4 This Amendment may be executed in counterpart (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, facsimile, photocopy or by sending a scanned copy by electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment shall become effective when it shall have been executed by each party hereto. Any signature page of a counterpart may be detached therefrom without impairing the legal effect of the signatures thereon and attached to another counterpart identical in form thereto but having attached to it one or more additional signature pages signed by other parties.

3.5 The Intercreditor Agreement, as amended by this Amendment, the Principal Agreements and the Security Documents embody the entire agreement and understanding between Collateral Agent, Secured Parties and the Obligors and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. There are no unwritten oral agreements between the parties.

[Remainder of Page Intentionally Left Blank.]

Second Amendment to Amended and Restated Intercreditor and Collateral Agency Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

FIRST LIEN AGENT:		CITIBANK, N.A., as First Lien Agent for and on behalf of the First Lien Secured Parties

	By:	/s/ Ryan Watson
Ryan Watson
Senior Vice President

Address for Notices:

Citibank, N.A.
2001 Ross Avenue, Suite 4300
Dallas, Texas 75201
Attn: Ryan Watson
Facsimile: (405) 702-7756

COLLATERAL AGENT:		CITIBANK, N.A., as Collateral Agent

	By:	/s/ Ryan Watson
Ryan Watson
Senior Vice President

Address for Notices:

Citibank, N.A.
2001 Ross Avenue, Suite 4300
Dallas, Texas 75201
Attn: Ryan Watson
Facsimile: (405) 702-7756

APPROVED HEDGE COUNTERPARTY:		BP ENERGY COMPANY, as an Approved Hedge Counterparty

	By:	Steve J. Provenzano
Name: Steve J. Provenzano
Title: Vice President

Address:

201 Helios Way
Houston, Texas 77079
Telecopier No.: 713-323-0203
Telephone No.: 713-323-2000
Attn: Contract Services

Amended and Restated Intercreditor and Collateral Agency Agreement

Signature Page 1

RESIGNING FIRST LIEN AGENT:	ROYAL BANK OF CANADA, as resigning First Lien Agent

	By:	/s/ Susan Khokher
Name: Susan Khokher
Title: Manager, Agency

Address for Notices:

Royal Bank of Canada, Agency Services Group
Royal Bank Plaza
200 Bay Street
12th Floor, South Tower
Toronto, Ontario M5J 2W7
Attn: Manager Agency
Facsimile: (416) 842-4023

RESIGNING COLLATERAL AGENT:	ROYAL BANK OF CANADA, as resigning Collateral Agent

	By:	/s/ Susan Khokher
Name: Susan Khokher
Title: Manager, Agency

Address for Notices:

Royal Bank of Canada, Agency Services Group
Royal Bank Plaza
200 Bay Street
12th Floor, South Tower
Toronto, Ontario M5J 2W7
Attn: Manager Agency
Facsimile: (416) 842-4023

Amended and Restated Intercreditor and Collateral Agency Agreement

Signature Page 2

The undersigned First Lien Lenders hereby acknowledging receiving this Amendment to the Intercreditor Agreement and a copy of the Intercreditor Agreement and hereby agree and consent to the terms and provisions thereof.

FIRST LIEN LENDER:	CITIBANK, N.A.

	By:	/s/ Ryan Watson.
Ryan Watson
Senior Vice President

The undersigned First Lien Lenders hereby acknowledging receiving this Amendment to the Intercreditor Agreement and a copy of the Intercreditor Agreement and hereby agree and consent to the terms and provisions thereof.

FIRST LIEN LENDER:	CADENCE BANK, N.A.

	By:	/s/ Eric Broussard.
Name: Eric Broussard
Title: Senior Vice President

The undersigned First Lien Lenders hereby acknowledging receiving this Amendment to the Intercreditor Agreement and a copy of the Intercreditor Agreement and hereby agree and consent to the terms and provisions thereof.

FIRST LIEN LENDER:	COMPASS BANK

	By:	/s/ Kathleen J. Bowen.
Name: Kathleen J. Bowen
Title: Senior Vice President

The undersigned First Lien Lenders hereby acknowledging receiving this Amendment to the Intercreditor Agreement and a copy of the Intercreditor Agreement and hereby agree and consent to the terms and provisions thereof.

FIRST LIEN LENDER:	ONEWEST BANK, FSB

	By:	/s/ Sean Murphy.
Name: Sean Murphy
Title: Executive Vice President

Amended and Restated Intercreditor and Collateral Agency Agreement

Signature Page 3

The undersigned First Lien Lenders hereby acknowledging receiving this Amendment to the Intercreditor Agreement and a copy of the Intercreditor Agreement and hereby agree and consent to the terms and provisions thereof.

FIRST LIEN LENDER:	TEXAS CAPITAL BANK, N.A.

	By:	/s/ Grant W. Leigh.
Name: Grant W. Leigh
Title: Vice President

The undersigned First Lien Lenders hereby acknowledging receiving this Amended and Restated Intercreditor and Collateral Agency Agreement and hereby agree and consent to the terms and provisions thereof.

Amended and Restated Intercreditor and Collateral Agency Agreement

Signature Page 4

Each Obligor hereby executes this Amendment to evidence its agreement that:

1. It shall be bound by all of the terms and provisions of the Intercreditor Agreement as amended by this Amendment.

2. It acknowledges and agrees that the terms of the Intercreditor Agreement, as amended by this Amendment, shall control over the terms of the Security Documents to the extent of any conflict between the provisions thereof.

3. THE INDEMNITY AND REIMBURSEMENT PROVISIONS CONTAINED IN SECTION 9.09 OF THE INTERCREDITOR AGREEMENT SHALL APPLY TO ALL MATTERS UNDER THE INTERCREDITOR AGREEMENT AS AMENDED BY THIS AMENDMENT AND EACH OBLIGOR JOINTLY AND SEVERALLY AGREES TO INDEMNIFY AND REIMBURSE THE INDEMNITEES IN ACCORDANCE WITH THE TERMS THEREOF.

4. Except as stated in Section 9.13 of the Intercreditor Agreement, the terms and provisions of the Intercreditor Agreement, as amended by this Amendment, shall inure solely to the benefit of the Secured Parties and their respective successors and assigns and the terms and provisions of the Intercreditor Agreement, as amended by this Amendment shall not inure to the benefit of nor be enforceable by any Obligor. The Intercreditor Agreement, as amended by this Amendment, may be amended as provided therein without the necessity of any Obligor joining in any such amendment, except as provided therein; provided, that no Obligor shall be bound by any amendment which would have the effect of increasing its obligations and indemnities hereunder or under any documents executed in connection with the Principal Agreements, or materially affecting its rights or duties under the Security Documents unless it shall have consented to such amendment.

5. Borrowers hereby covenant and agree to cause each new Obligor to execute a supplemental Amended and Restated Intercreditor and Collateral Agency Agreement in the form of Annex 2 to this Amendment.

6. It at its expense will execute, acknowledge and deliver all such agreements and instruments and take all such action as Collateral Agent or any Secured Party from time to time may reasonably request in order to further effectuate the purposes of this Agreement and to carry out the terms hereof.

POSTROCK ENERGY SERVICES CORPORATION, as a Borrower

By:	/s/ David J. Klvac
David J. Klvac, Chief Financial Officer and
Chief Accounting Officer

Amended and Restated Intercreditor and Collateral Agency Agreement

Signature Page 5

POSTROCK MIDCONTINENT PRODUCTION, LLC, as a Borrower,

By:	POSTROCK ENERGY SERVICES CORPORATION, Its sole member

	By:	/s/ David J. Klvac
David J. Klvac, Chief Financial Officer and Chief Accounting Officer

POSTROCK ENERGY CORPORATION, as an Obligor

By:	/s/ David J. Klvac
David J. Klvac, Executive Vice President,
Chief Financial Officer and Chief Accounting Officer

STP NEWCO, INC., as an Obligor

By:	/s/ David J. Klvac
David J. Klvac
Chief Financial Officer

POSTROCK EASTERN PRODUCTION, LLC, as an Obligor,

By:	POSTROCK ENERGY SERVICES
CORPORATION,
Its sole member

	By:	/s/ David J. Klvac
David J. Klvac
Chief Financial Officer and Chief Accounting Officer

Amended and Restated Intercreditor and Collateral Agency Agreement

Signature Page 6

POSTROCK HOLDCO, LLC, as an Obligor,

By:	POSTROCK ENERGY SERVICES CORPORATION, Its sole member

	By:	/s/ David J. Klvac
David J. Klvac Chief Financial Officer and Chief Accounting Officer

Address for Notices: c/o PostRock Energy Corporation 210 Park Avenue, Suite 2750 Oklahoma City, OK 73102 Attn: Chief Executive Officer

Signature Page 7	Amended and Restated Intercreditor and Collateral Agency Agreement

ANNEX 1

Security Documents

SECURITY DOCUMENTS DATED EFFECTIVE DECEMBER 20, 2012:

Kansas Oil and Gas Mortgages

1.	Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 14, 2005 from Quest Cherokee, LLC, as Mortgagor, to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee, recorded in Chautauqua County, KS

2.	First Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 31, 2006 from Quest Cherokee, LLC, as Mortgagor, to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee, recorded in Chautauqua County, KS

3.	Second Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 15, 2007 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent for Secured Parties, as Mortgagee, recorded in Chautauqua County, KS

4.	Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 14, 2005 from Quest Cherokee, LLC, as Mortgagor, to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee, recorded in Elk County, KS

5.	First Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 31, 2006 from Quest Cherokee, LLC, as Mortgagor, to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee, recorded in Elk County, KS

6.	Second Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 15, 2007 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent for Secured Parties, as Mortgagee, recorded in Elk County, KS

7.	Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 14, 2005 from Quest Cherokee, LLC, as Mortgagor, to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee, recorded in Labette County, KS

8.	First Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 31, 2006 from Quest Cherokee, LLC, as Mortgagor, to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee, recorded in Labette County, KS

9.	Second Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 15, 2007 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent for Secured Parties, as Mortgagee, recorded in Labette County, KS

Amended and Restated Intercreditor and Collateral Agency Agreement

Annex 1 Page 1

10.	Third Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated September 1, 2008 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent for Secured Parties, as Mortgagee, recorded in Labette County, KS

11.	Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 14, 2005 from Quest Cherokee, LLC, as Mortgagor, to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee, recorded in Montgomery County, KS

12.	First Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 31, 2006 from Quest Cherokee, LLC, as Mortgagor, to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee, recorded in Montgomery County, KS

13.	Second Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 15, 2007 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent for Secured Parties, as Mortgagee, recorded in Montgomery County, KS

14.	Third Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated September 1, 2008 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent for Secured Parties, as Mortgagee, recorded in Montgomery County, KS

15.	Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 14, 2005 from Quest Cherokee, LLC, as Mortgagor, to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee, recorded in Neosho County, KS

16.	First Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 31, 2006 from Quest Cherokee, LLC, as Mortgagor, to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee, recorded in Neosho County, KS

17.	Second Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 15, 2007 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent for Secured Parties, as Mortgagee, recorded in Neosho County, KS

18.	Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 14, 2005 from Quest Cherokee, LLC, as Mortgagor, to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee, recorded in Wilson County, KS

19.	First Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 31, 2006 from Quest Cherokee, LLC, as Mortgagor, to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee, recorded in Wilson County, KS

Amended and Restated Intercreditor and Collateral Agency Agreement

Annex 1 Page 2

20.	Second Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 15, 2007 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent for Secured Parties, as Mortgagee, recorded in Wilson County, KS

21.	Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 14, 2005 from Quest Cherokee, LLC, as Mortgagor, to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee, recorded in Woodson County, KS

22.	First Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 31, 2006 from Quest Cherokee, LLC, as Mortgagor, to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee, recorded in Woodson County, KS

23.	Second Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 15, 2007 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent for Secured Parties, as Mortgagee, recorded in Woodson County, KS

24.	Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 15, 2007 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent, as Mortgagee, recorded in Allen County, KS.

25.	Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 15, 2007 from Quest Cherokee, LLC, as Mortgagor, Royal Bank of Canada, as Administrative Agent and Collateral Agent, as Mortgagee, recorded in Greenwood County, KS.

Kansas Pipeline Mortgages

26.	Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated January 31, 2007 from Bluestem Pipeline, LLC to Royal Bank of Canada, administrative agent and collateral agent, filed in Allen County, Kansas.

27.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Allen County, Kansas.

28.	Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated January 31, 2007 from Bluestem Pipeline, LLC to Royal Bank of Canada, administrative agent and collateral agent, filed in Butler County, Kansas.

29.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Butler County, Kansas.

Amended and Restated Intercreditor and Collateral Agency Agreement

Annex 1 Page 3

30.	Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated January 31, 2007 from Bluestem Pipeline, LLC to Royal Bank of Canada, administrative agent and collateral agent, filed in Chautauqua County, Kansas.

31.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and

32.	collateral agent, filed in Chautauqua County, Kansas.

33.	Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated January 31, 2007 from Bluestem Pipeline, LLC to Royal Bank of Canada, administrative agent and collateral agent, filed in Cowley County, Kansas.

34.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Cowley County, Kansas.

35.	Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated January 31, 2007 from Bluestem Pipeline, LLC to Royal Bank of Canada, administrative agent and collateral agent, filed in Elk County, Kansas.

36.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Elk County, Kansas.

37.	Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated January 31, 2007 from Bluestem Pipeline, LLC to Royal Bank of Canada, administrative agent and collateral agent, filed in Greenwood County, Kansas.

38.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Greenwood County, Kansas.

39.	Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated January 31, 2007 from Bluestem Pipeline, LLC to Royal Bank of Canada, administrative agent and collateral agent, filed in Labette County, Kansas.

40.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Labette County, Kansas.

41.	Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated January 31, 2007 from Bluestem Pipeline, LLC to Royal Bank of Canada, administrative agent and collateral agent, filed in Montgomery County, Kansas.

Amended and Restated Intercreditor and Collateral Agency Agreement

Annex 1 Page 4

42.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Montgomery County, Kansas.

43.	Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated January 31, 2007 from Bluestem Pipeline, LLC to Royal Bank of Canada, administrative agent and collateral agent, filed in Neosho County, Kansas.

44.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Neosho County, Kansas.

45.	Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated January 31, 2007 from Bluestem Pipeline, LLC to Royal Bank of Canada, administrative agent and collateral agent, filed in Wilson County, Kansas.

46.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Wilson County, Kansas.

47.	Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated January 31, 2007 from Bluestem Pipeline, LLC to Royal Bank of Canada, administrative agent and collateral agent, filed in Woodson County, Kansas.

48.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Woodson County, Kansas.

Oklahoma Oil and Gas Mortgages

49.	Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 14, 2005 from Quest Cherokee, LLC, as Mortgagor, to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee, recorded in Nowata County, OK

50.	First Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 31, 2006 from Quest Cherokee, LLC, as Mortgagor, to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee, recorded in Nowata County, OK

51.	Second Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 15, 2007 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent for Secured Parties, as Mortgagee, recorded in Nowata County, OK

Amended and Restated Intercreditor and Collateral Agency Agreement

Annex 1 Page 5

52.	Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 14, 2005 from Quest Cherokee, LLC, as Mortgagor, to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee, recorded in Craig County, OK

53.	First Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated July 31, 2006 from Quest Cherokee, LLC, as Mortgagor, to Guggenheim Corporate Funding, LLC, as Collateral Agent for Secured Parties, as Mortgagee, recorded in Craig County, OK

54.	Second Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated November 15, 2007 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent for Secured Parties, as Mortgagee, recorded in Craig County, OK

55.	Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated April 30, 2008 from Quest Cherokee, LLC, as Mortgagor, to Royal Bank of Canada, as Administrative Agent and Collateral Agent for Secured Parties, as Mortgagee, recorded in Seminole County, OK

Oklahoma Pipeline Mortgages

56.	Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated January 31, 2007 from Bluestem Pipeline, LLC to Royal Bank of Canada, administrative agent and collateral agent, filed in Craig County, Oklahoma.

57.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Craig County, Oklahoma.

58.	Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated January 31, 2007 from Bluestem Pipeline, LLC to Royal Bank of Canada, administrative agent and collateral agent, filed in Nowata County, Oklahoma.

59.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2007 from Bluestem Pipeline, LLC and Quest Pipelines (KPC), f/k/a Enbridge Pipelines (KPC), to Royal Bank of Canada, administrative agent and collateral agent, filed in Nowata County, Oklahoma.

West Virginia Oil and Gas Mortgages

60.	Mortgage, Deed of Trust, Credit Line Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated effective as of July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Carl D. Andrews, Trustee, for the benefit of Royal Bank of Canada, as mortgagee and collateral agent for Secured Parties, as Mortgagee, recorded in Braxton County, West Virginia

61.	Mortgage, Deed of Trust, Credit Line Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated effective as of July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Carl D. Andrews, Trustee, for the benefit of Royal Bank of Canada, as mortgagee and collateral agent for Secured Parties, as Mortgagee, recorded in Cabell County, West Virginia

Amended and Restated Intercreditor and Collateral Agency Agreement

Annex 1 Page 6

62.	Mortgage, Deed of Trust, Credit Line Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated effective as of July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Carl D. Andrews, Trustee, for the benefit of Royal Bank of Canada, as mortgagee and collateral agent for Secured Parties, as Mortgagee, recorded in Calhoun County, West Virginia

63.	Mortgage, Deed of Trust, Credit Line Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated effective as of July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Carl D. Andrews, Trustee, for the benefit of Royal Bank of Canada, as mortgagee and collateral agent for Secured Parties, as Mortgagee, recorded in Doddridge County, West Virginia

64.	Mortgage, Deed of Trust, Credit Line Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated effective as of July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Carl D. Andrews, Trustee, for the benefit of Royal Bank of Canada, as mortgagee and collateral agent for Secured Parties, as Mortgagee, recorded in Gilmer County, West Virginia

65.	Mortgage, Deed of Trust, Credit Line Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated effective as of July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Carl D. Andrews, Trustee, for the benefit of Royal Bank of Canada, as mortgagee and collateral agent for Secured Parties, as Mortgagee, recorded in Kanawha County, West Virginia

66.	Mortgage, Deed of Trust, Credit Line Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated effective as of July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Carl D. Andrews, Trustee, for the benefit of Royal Bank of Canada, as mortgagee and collateral agent for Secured Parties, as Mortgagee, recorded in Lewis County, West Virginia

67.	Mortgage, Deed of Trust, Credit Line Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated effective as of July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Carl D. Andrews, Trustee, for the benefit of Royal Bank of Canada, as mortgagee and collateral agent for Secured Parties, as Mortgagee, recorded in Lincoln County, West Virginia

68.	Mortgage, Deed of Trust, Credit Line Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated effective as of July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Carl D. Andrews, Trustee, for the benefit of Royal Bank of Canada, as mortgagee and collateral agent for Secured Parties, as Mortgagee, recorded in Pleasants County, West Virginia

69.	Mortgage, Deed of Trust, Credit Line Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated effective as of July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Carl D. Andrews, Trustee, for the benefit of Royal Bank of Canada, as mortgagee and collateral agent for Secured Parties, as Mortgagee, recorded in Ritchie County, West Virginia

Amended and Restated Intercreditor and Collateral Agency Agreement

Annex 1 Page 7

70.	Mortgage, Deed of Trust, Credit Line Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated effective as of July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Carl D. Andrews, Trustee, for the benefit of Royal Bank of Canada, as mortgagee and collateral agent for Secured Parties, as Mortgagee, recorded in Wayne County, West Virginia

71.	Mortgage, Deed of Trust, Credit Line Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated effective as of July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Carl D. Andrews, Trustee, for the benefit of Royal Bank of Canada, as mortgagee and collateral agent for Secured Parties, as Mortgagee, recorded in Wetzel County, West Virginia

72.	Mortgage, Deed of Trust, Credit Line Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement dated effective as of July 11, 2008 from Quest Cherokee, LLC, as Mortgagor, to Carl D. Andrews, Trustee, for the benefit of Royal Bank of Canada, as mortgagee and collateral agent for Secured Parties, as Mortgagee, recorded in Wood County, West Virginia

Guaranties

73.	Guaranty dated effective September 21, 2010, by PostRock Energy Corporation

74.	Guaranty dated effective September 21, 2010, by Quest Transmission Company, LLC and STP Newco, Inc.

75.	Guaranty dated effective July 31, 2011, by PostRock Eastern Production, LLC

76.	Guaranty dated effective September 27, 2012, by PostRock Holdco, LLC

Security Agreements

77.	Amended and Restated Pledge and Security Agreement dated effective September 21, 2010, by PostRock Energy Services Corporation, PostRock MidContinent Production, LLC, STP Newco, Inc. and Quest Transmission Company, LLC

78.	Deposit Account Control Agreement – PostRock Energy Services Corporation, Bank of Oklahoma, N.A., Agent

79.	Deposit Account Control Agreement – PostRock MidContinent Production, LLC, Comerica Bank, Agent

80.	Deposit Account Control Agreement – PostRock Energy Services Corporation, Comerica Bank, Agent

81.	Assumption Agreement dated July 31, 2011 – PostRock Eastern Production, LLC

82.	First Amendment to Amended and Restated Pledge and Security Agreement dated July 31, 2011 – PostRock Eastern Production, LLC

83.	Assumption Agreement dated September 27, 2012 – PostRock Holdco, LLC

Amended and Restated Intercreditor and Collateral Agency Agreement

Annex 1 Page 8

84.	Third Amendment to Amended and Restated Pledge and Security Agreement dated September 27, 2012 – PostRock Holdco, LLC

Amended and Restated Mortgages or Mortgage Amendments

85.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement (Kansas oil and gas properties)

a.	Allen KS

b.	Chautauqua KS

c.	Elk KS

d.	Greenwood KS

e.	Labette KS

f.	Montgomery KS

g.	Neosho KS

h.	Wilson KS

i.	Woodson KS

86.	First Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement (Oklahoma oil and gas properties)

a.	Craig OK

b.	Nowata OK

c.	Seminole OK

d.	Pushmataha County, OK

e.	Pottawattamie County, OK

f.	Latimer County, OK

g.	Rogers County, OK

h.	Grant County, OK

87.	Second Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement (Kansas pipeline)

a.	Allen County, KS

b.	Butler County, KS

c.	Chautauqua County, KS

d.	Cowley County, KS

e.	Elk County, KS

f.	Greenwood County, KS

g.	Labette County, KS

h.	Montgomery County, KS

i.	Neosho County, KS

j.	Wilson County, KS

k.	Woodson County, KS

88.	Second Amended and Restated Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement (Oklahoma pipeline)

a.	Craig County, OK

b.	Nowata County, OK

Amended and Restated Intercreditor and Collateral Agency Agreement

Annex 1 Page 9

UCC-1 Financing Statement Filings

89.	POSTROCK ENERGY SERVICES CORPORATION

a.	UCC-1 filed with the Delaware Secretary of State (new filing)

90.	POSTROCK MIDCONTINENT PRODUCTION, LLC

a.	UCC-1 filed with the Delaware Secretary of State under Bluestem Pipeline, LLC name 1/31/07

b.	UCC-3 filed with the Delaware Secretary of State to change name to PostRock MidContinent Production, LLC

91.	STP NEWCO, INC.

a.	UCC-1 Central filing filed with the Oklahoma County Clerk 7/17/09

92.	POSTROCK EASTERN PRODUCTION, LLC.

a.	UCC-1 filed with the Delaware Secretary of State

93.	POSTROCK ENERGY CORPORATION.

a.	UCC-1 filed with the Delaware Secretary of State

94.	POSTROCK HOLDCO, LLC.

a.	UCC-1 filed with the Kansas Secretary of State 10/13/12

West Virginia Mortgages

95.	Mortgage, Deed of Trust, Credit Line Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement (West Virginia oil and gas properties)

a.	Cabell WV

b.	Calhoun WV

c.	Doddridge WV

d.	Gilmer WV

e.	Kanawha WV

f.	Lincoln WV

g.	Monongalia WV

h.	Pleasants WV

i.	Putnam

j.	Ritchie WV

k.	Woods WV

Amended and Restated Intercreditor and Collateral Agency Agreement

Annex 1 Page 10

ANNEX 2

Form of

SUPPLEMENTAL AMENDED AND RESTATED INTERCREDITOR

AND COLLATERAL AGENCY AGREEMENT

SUPPLEMENTAL AMENDED AND RESTATED INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT (this “Supplemental Agreement”) dated as of                      among                     , as an Obligor, Citibank, N.A., as Collateral Agent, and PostRock Energy Services Corporation and PostRock MidContinent Production, LLC, as First Lien Borrowers.

All capitalized terms used herein but not defined herein shall have the meanings set forth in the Agreement (as defined below).

W I T N E S S E T H:

WHEREAS Borrowers have heretofore executed and delivered to Collateral Agent that certain Amended and Restated Intercreditor and Collateral Agency Agreement (as amended, the “Agreement”) dated as of September 21, 2010, providing for, among other matters, the relative rights and obligations and apportionment of payments among Secured Parties (as defined therein), and the exercise of certain remedies under the Security Documents (as defined therein);

WHEREAS the Agreement provides that Borrowers are required to cause the new Obligor to execute and deliver to Collateral Agent a Supplemental Amended and Restated Intercreditor and Collateral Agency Agreement pursuant to which the new Obligor shall become bound by all of the terms of the Agreement on the terms and conditions set forth herein;

WHEREAS Collateral Agent, Borrowers, and the new Obligor are authorized to execute and deliver this Supplemental Agreement;

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the new Obligor covenants and agrees for the equal and ratable benefit of Secured Parties (as defined in the Agreement) as follows:

1. Agreement to be Bound. The new Obligor shall be bound by all of the terms and provisions of the Agreement.

2. Agreement Controls. The new Obligor acknowledges and agrees that the terms of the Agreement shall control over the terms of the Security Documents to the extent of any conflict between the provisions thereof.

3. INDEMNITY. THE INDEMNITY AND REIMBURSEMENT PROVISIONS CONTAINED IN SECTION 9.09 SHALL APPLY TO ALL MATTERS UNDER THE AGREEMENT AND THE NEW OBLIGOR AGREES TO INDEMNIFY AND REIMBURSE THE INDEMNITEES IN ACCORDANCE WITH THE TERMS THEREOF.

Amended and Restated Intercreditor and Collateral Agency Agreement

Annex 2 – Page 1

4. Benefit of Agreement. Except as stated in Section 9.13 of the Agreement, the terms and provisions of the Agreement shall inure solely to the benefit of each Secured Party and its respective successors and assigns and the terms and provisions of the Agreement shall not inure to the benefit of nor be enforceable by new Obligor or its successors or assigns. The Agreement may be amended or supplemented as provided therein without the necessity of the new Obligor joining in any such amendment, except as provided in the Agreement; provided, that the new Obligor shall not be bound by any amendment which would have the effect of increasing its Obligations and indemnities hereunder or materially affecting its rights or duties under the Security Documents unless it shall have consented to such amendment.

5. Further Assurances. The new Obligor at its expense will execute, acknowledge and deliver all such agreements and instruments and take all such action as Collateral Agent or any Secured Party from time to time may reasonably request in order to further effectuate the purposes of this Supplemental Agreement and the Agreement and to carry out the terms hereof and thereof.

6. Ratification of Agreement; Supplemental Agreement Part of Agreement. Except as expressly amended hereby, the Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Agreement shall form a part of the Agreement for all purposes.

7. Governing Law. THIS SUPPLEMENTAL AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

8. Collateral Agent Makes No Representation. Collateral Agent makes no representation as to the validity or sufficiency of this Supplemental Agreement, or the Agreement as amended hereby.

9. Counterparts. The parties may sign any number of copies of this Supplemental Agreement. Each signed copy shall be an original, but all of them together shall represent the same agreement. Delivery of an executed counterpart of a signature page of this Supplemental Agreement by telecopy, facsimile, photocopy or by sending a scanned copy by electronic mail shall be effective as delivery of a manually executed counterpart of this Supplemental Agreement.

10. Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction thereof.

11. Address for Notices. All notices and other communications given to the new Obligor under the Agreement may be given at its address or telecopier number as follows:

[New Obligor]

[Address]

Attention:

Telecopier No.:

Amended and Restated Intercreditor and Collateral Agency Agreement

Annex 2 – Page 2

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Agreement to be duly executed as of the date first above written.

[NEW OBLIGOR]

By:
Name:
Title:

:

Amended and Restated Intercreditor and Collateral Agency Agreement

Annex 2 – Page 3

ANNEX 3

Form of

JOINDER TO AMENDED AND RESTATED INTERCREDITOR

AND COLLATERAL AGENCY AGREEMENT

JOINDER TO AMENDED AND RESTATED INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT (this “Joinder Agreement”) dated as of                      among                     , as an Approved Hedge Counterparty, Citibank, N.A., as Collateral Agent, and PostRock Energy Services Corporation and PostRock MidContinent Production, LLC, as Borrowers.

All capitalized terms used herein but not defined herein shall have the meanings set forth in the Agreement (as defined below).

W I T N E S S E T H:

WHEREAS Borrowers have heretofore executed and delivered to Collateral Agent that certain Amended and Restated Intercreditor and Collateral Agency Agreement (as amended, the “Agreement”) dated as of September 21, 2010, providing for, among other matters, the relative rights and obligations and apportionment of payments among Secured Parties (as defined therein), and the exercise of certain remedies under the Security Documents (as defined therein);

WHEREAS the Agreement provides that a Person entering into a Swap Contract with the First Lien Borrowers can become an Approved Hedge Counterparty and thereby a First Lien Secured Party if it executes and delivers to Collateral Agent a Joinder to the Amended and Restated Intercreditor and Collateral Agency Agreement pursuant to which such new Approved Hedge Counterparty shall become bound by the terms of, and entitled to all of the benefits of, the Agreement on the terms and conditions set forth herein;

WHEREAS Collateral Agent, Borrowers, and the new Approved Hedge Counterparty are authorized to execute and deliver this Joinder Agreement;

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the new Approved Hedge Counterparty, covenants and agrees for the equal and ratable benefit of Secured Parties (as defined in the Agreement) as follows:

1. Agreement to be Bound. The new Approved Hedge Counterparty shall be bound by all of the terms and provisions of the Agreement.

2. Agreement Controls. The new Approved Hedge Counterparty acknowledges and agrees that the terms of the Agreement shall control over the terms of the Security Documents to the extent of any conflict between the provisions thereof.

3. INDEMNITY. THE INDEMNITY AND REIMBURSEMENT PROVISIONS CONTAINED IN SECTION 10.06 SHALL APPLY TO ALL MATTERS UNDER THE AGREEMENT AND THE NEW APPROVED HEDGE COUNTERPARTY AGREES TO INDEMNIFY AND REIMBURSE THE COLLATERAL AGENT IN ACCORDANCE WITH THE TERMS THEREOF.

Amended and Restated Intercreditor and Collateral Agency Agreement

Annex 3 – Page 1

4. Benefit of Agreement. The terms and provisions of the Agreement shall inure to the benefit of the new Approved Hedge Counterparty and its respective successors and assigns subject to compliance with Section 9.13 of the Agreement. The Agreement may be amended or supplemented as provided therein without the necessity of the new Approved Hedge Counterparty joining in any such amendment, except as provided in the Agreement.

5. Further Assurances. The new Approved Hedge Counterparty will execute, acknowledge and deliver all such agreements and instruments and take all such action as Collateral Agent from time to time may reasonably request in order to further effectuate the purposes of this Joinder Agreement and the Agreement and to carry out the terms hereof and thereof.

6. Ratification of Agreement; Supplemental Agreement Part of Agreement. Except as expressly amended hereby, the Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Joinder Agreement shall form a part of the Agreement for all purposes.

7. Governing Law. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

8. Collateral Agent Makes No Representation. Collateral Agent makes no representation as to the validity or sufficiency of this Joinder Agreement, or the Agreement as amended hereby.

9. Counterparts. The parties may sign any number of copies of this Joinder Agreement. Each signed copy shall be an original, but all of them together shall represent the same agreement. Delivery of an executed counterpart of a signature page of this Joinder Agreement by telecopy, facsimile, photocopy or by sending a scanned copy by electronic mail shall be effective as delivery of a manually executed counterpart of this Joinder Agreement.

10. Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction thereof.

11. Address for Notices. All notices and other communications given to the new Approved Hedge Counterparty under the Agreement may be given at its address or telecopier number as follows:

[New Approved Hedge Counterparty]

[Address]

Attention:

Telecopier No.:

Amended and Restated Intercreditor and Collateral Agency Agreement

Annex 3 – Page 2

IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be duly executed as of the date first above written.

[NEW APPROVED HEDGE COUNTERPARTY]

By:
Name:
Title:

FIRST LIEN BORROWERS:	POSTROCK ENERGY SERVICES CORPORATION

By:
Name:
Title:

FIRST LIEN BORROWERS:	POSTROCK ENERGY SERVICES CORPORATION

By:
Name:
Title:

COLLATERAL AGENT:	CITIBANK, N.A.,
as Collateral Agent

By:
Name:
Title:

Amended and Restated Intercreditor and Collateral Agency Agreement

Annex 3 – Page 3